                                                              EXHIBIT 10.19 (i)

                                 ADDENDUM SIX

                                      to

                          MANAGEMENT AGREEMENT NO. 1

                                    between

                      USBENEFITS INSURANCE SERVICES, INC.

                                      and

                       THE CONTINENTAL INSURANCE COMPANY

                              AMENDED PROVISIONS
                              ------------------

     THIS AGREEMENT is hereby amended for any and all business covered by this Agreement in the State of Indiana as set forth below. The parties ratify and confirm all of the other provisions of this Agreement executed by the parties effective as of January 1, 1994.

A.   Section 3 - DUTIES AND RESPONSIBILITIES OF THE UNDERWRITING MANAGER

     Add as 3.10:  The Underwriting Manager shall not do any of the following:
                   (a) bind reinsurance or retrocessions on behalf of the Company; (b) commit the Company to participate in insurance or reinsurance syndicates; (c) appoint any producer without assuring the Company that the producer is lawfully licensed to transact the type of insurance which is the subject of this Agreement; (d) without the prior approval of the Company, commit the Company to pay a claim over a specified amount, net of reinsurance, that shall exceed one percent (1%) of the Company's policyholder surplus as of December 31 of the last completed calendar year before said payment or commitment; (e) collect any payment from a reinsurer or commit the Company to any claim settlement with a reinsurer without the prior approval of the Company; (f) permit its subproducer to serve on the Company's board of directors; (g) jointly employ an individual who is employed with the Company; or (h) appoint a sub-underwriting manager or sub-managing general agent. In the event the Underwriting Manager is given prior approval to commit the Company to any claim settlement with a reinsurer, the Underwriting Manager shall promptly forward to the Company a report of such claim settlement.

B.   Section 4 - PREMIUMS is modified as follows:

     4.3 Add to this subsection: The Underwriting Manager will render accounts to the Company detailing all transactions and will remit all funds due under this Agreement to the Company on not less than a monthly basis.

C.   Section 7 - RECORDS AND REPORTS

     7.1 Add to this subsection: The Company shall have access to and the right to copy all accounts and records of the Underwriting Manager related to the business of the Company which is the subject of this Agreement in a form usable by the Company, and the Commissioner of the Indiana Department of Insurance shall have access to all books, bank accounts, and records of the Underwriting Manager in a form usable to the Commissioner of the Indiana Department of Insurance.

D.   Section 6 - MANAGEMENT OF CLAIMS AND LOSSES is amended as follows:

     6.3 Add to this subsection: Any settlement authority granted to the Underwriting Manager by the Company under this Agreement may be terminated for cause upon the Company's written notice to the Underwriting Manager or upon the termination of this Agreement. The Company may suspend the settlement authority of the Underwriting Manager during the pendency of any dispute regarding the cause for termination of said authority.

E.   ADDENDUM ONE

     1. Type of Business Covered is amended by adding the following: The maximum policy period is one (1) year.

     8. Policy Cancellation Provisions is amended by adding the following: The Company shall have the right to cancel or nonrenew any policy of insurance issued pursuant to this Agreement subject only to policy provisions and applicable state laws and regulations concerning those actions.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Addendum Six to be executed in triplicate this 20th day of April, 1995.

                                       The Continental Insurance Company


                                       By: /s/ Renate Renfro
                                          -----------------------------------

                                       Witnessed: /s/ David Wachtel
                                                 ----------------------------


                                       USBenefits Insurance Services, Inc.


                                       By:  /s/ John T. Grush
                                          -----------------------------------
                                             John T. Grush, President and
                                             Chief Executive Officer


                                       Witnessed:  /s/ Jose A. Velasco
                                                 ----------------------------
                                                 Jose A. Velasco, Senior Vice
                                                 President, Secretary and
                                                 General Counsel

                                 ADDENDUM SIX

                                      to

                           MANAGEMENT AGREEMENT NO.1

                                    between

                      USBENEFITS INSURANCE SERVICES, INC.

                                      and

                       THE CONTINENTAL INSURANCE COMPANY


                              AMENDED PROVISIONS

THIS AGREEMENT is hereby amended for any and all business covered by this Agreement in the State of Montana as set forth below. The parties ratify and confirm all of the other provisions of this Agreement executed by the parties effective as of January 1, 1994.

A.   Section 3 - DUTIES AND RESPONSIBILITIES OF THE UNDERWRITING MANAGER

     Add as 3.10:  The Underwriting Manager shall not (a) appoint any producer without ensuring the Company that the producer it appoints is lawfully licensed to transact the type of insurance which is the subject of this Agreement; (b) permit any of its subproducers to serve on the Company's board of directors; or
                   (c) jointly employ an individual who is also employed with the Company.

B.   ADDENDUM ONE

     8. Policy Cancellation Provisions is amended by the addition of the following: The Company may cancel or decline to renew any policy of insurance, as provided by law.

C.   ADDENDUM FOUR is amended as follows:

     2.  Crime Policy

     The Underwriting Manager shall maintain a crime policy covering any losses which may occur as a result of the Underwriting Manager's misuse or improper investment of funds held by the Underwriting Manager on behalf of the Company in an amount equal to the greater of $100,000 or five percent (5%) of the gross direct written premium underwritten by the Underwriting Manager on behalf of the Company.

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Addendum Six to be executed in duplicate this 14th day of June, 1995.



                                        The Continental Insurance Company

                                        By:   /s/ Glenn A. Mateja
                                              ----------------------------------

                                        Witnessed: /s/ M. A. McCarney
                                                  ------------------------------


                                        USBenefits Insurance Services, Inc.

                                        By:   /s/ John T. Grush
                                              ----------------------------------

                                        Witnessed: /s/ Jose A. Velasco
                                                  ------------------------------

                                 ADDENDUM SIX
                                 ------------

                                      to
                                      --

                          MANAGEMENT AGREEMENT NO. 1
                          --------------------------

                                    between
                                    -------

                      USBENEFITS INSURANCE SERVICES, INC.
                      -----------------------------------

                                      and
                                      ---

                       THE CONTINENTAL INSURANCE COMPANY
                       ---------------------------------

                              AMENDED PROVISIONS
                              ------------------

                               STATE of MISSOURI
                               -----------------

      THIS AGREEMENT is hereby amended for any and all business covered by this Agreement in the State of Missouri as set forth below. The parties hereto ratify and confirm all of the other provisions of this Agreement executed by the parties effective as of January 1, 1994.

      Attached hereto is a Managing General Agent's Contract ("Contract") between The Continental Insurance Company ("Insurer") and USBenefits Insurance Services, Inc. ("MGA") dated June 21, 1995 for the State of Missouri in the form prescribed by the State of Missouri Department of Insurance which complies with the requirements of the Missouri Managing General Agents Act (Sections 375.147 to 375.153, RSMo). The parties hereto agree that the terms and conditions of the Contract shall apply only with respect to business written in the State of Missouri and that this Agreement shall continue to govern the terms and conditions of the relationship between The Continental Insurance Company and USBenefits Insurance Services, Inc. If there is a conflict between the terms and conditions of the Contract and this Agreement, the latter shall control unless a contrary result is clearly required by applicable Missouri law, in which event such result shall be applicable only with respect to Missouri business.

      IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have caused this Addendum Six to be executed in duplicate this 21st day of June 1995.

The Continental Insurance Company        USBenefits Insurance Services, Inc.


By:  /s/ Glenn A. Mateja                 By:  /s/ John T. Grush
   ---------------------------------        ---------------------------------

Witness: /s/ M. A. McCarney              Witness: /s/ Jeffrey T. Gunckick
        ----------------------------             ----------------------------

[SEAL     STATE OF MISSOURI
APPEARS   DEPARTMENT OF INSURANCE                  P.O. BOX 690
HERE]     MANAGING GENERAL AGENTS (MGA) CONTRACT   JEFFERSON CITY, MO 65102-0690
--------------------------------------------------------------------------------

                       MANAGING GENERAL AGENT'S CONTRACT

                              Article - Preamble

--------------------------------------------------------------------------------

(1)  The parties to this agreement are:
--------------------------------------------------------------------------------
(a)  THE INSURER

          The Continental Insurance Company ("Insurer")
--------------------------------------------------------------------------------
and
--------------------------------------------------------------------------------
(b) MANAGING GENERAL AGENT OR MGA

          USBenefits Insurance Services, Inc. ("MGA")
--------------------------------------------------------------------------------

(2) The promises and agreements made by the insurer in this managing general agent's contract are made in consideration of the promises and agreements made by the managing general agent. The promises and agreements made by the managing general agent in this managing general's contract are made in consideration of the promises and agreements made by the insurer.

(3) This written managing general agent's contract contains the entire agreement of the insurer and the managing general agent.

(4) This managing general agent's contract will not become effective until signed by the insurer and the managing general agent, and is filed with and approved by the director of insurance of the state of Missouri.

                       Article II - Mandatory Provisions

     Not withstanding any provision in this managing general agent's contract or any other written, oral or parol agreement to the contrary, the following provisions are binding upon the insurer and the managing general agent:

(1) The insurer may terminate the contract for cause upon written notice to the managing general agent. The insurer may suspend the underwriting authority of the managing general agent during the pendency of any dispute regarding the cause for termination. Nothing in this section is intended to relieve the managing general agent or insurer of any other contractual obligation;

(2) The managing general agent will render accounts to the insurer detailing all transactions and remit all funds due under the contract to the insurer on not less than a monthly basis;

(3) All funds collected for the account of an insurer will be held by the managing general agent in a fiduciary capacity in a segregated account in a bank which is a member of the Federal Reserve System. This account shall be used for all payments on behalf of the insurer and for no other purpose. The managing general agent may retain no more than three months' estimated claim payments and allocated loss adjustment expenses;

(4) Separate records of business written by the managing general agent shall be maintained. The insurer shall have access and right to copy all accounts and records related to its business in a form usable by the insurer and the director or insurance of the state of Missouri shall have access to all books, bank accounts and records of the managing general agent in a form usable to the director. Such records shall be retained for a minimum of three years following the transactions to which the records relate;

(5) This contract may not be assigned in whole or in part by the managing general agent.

(6) Appropriate underwriting guidelines are established in Article III of this managing general agent's agreement;
--------------------------------------------------------------------------------

MO 375-0038(8/91)

--------------------------------------------------------------------------------

(7) The insurer shall retain the right to cancel or not renew any policy of insurance subject to the applicable laws and regulations concerning the cancellation and nonrenewal of insurance policies;

(8) This managing general agent's contract [X] does [ ] does not permit the managing general agent to settle claims on behalf of the insurer. If this managing general agent's contract permits the managing general agent to settle claims on behalf of the insurer.

      (a)  All claims must be reported to the insurer in a timely manner.

      (b) A copy of the claim will be sent to the insurer at its request or as soon as it becomes known that the claim:

           a. Has the potential to exceed $24,000 or exceeds the limit set by the insurer, ($ 50,000), whichever is less;
           b.  Involves a coverage dispute;
           c. May exceed the managing general agent's claims settlement authority;
           d.  Is open for more than six months; or
           e. Is closed by payment of $24,000 or the amount set by the insurer, whichever is less.

      (c) All claim files will be the joint property of the insurer and managing general agent. However, upon an order of liquidation of the insurer such files shall become the sole property of the insurer or its estate, but the managing general agent shall have reasonable access to and the right to copy the files on a timely basis;

      (d) Any settlement authority granted to the managing general agent may be terminated for cause upon the insurer's written notice to the managing general agent or upon the termination of the contract. The insurer may suspend the settlement authority during the pendency of the dispute regarding the cause of termination. Nothing in this paragraph is intended to relieve the managing general agent or insurer or any other contractual obligation.

      (e) Article III contains other provisions relating to the settlement of claims by the managing general agent on behalf of the insurer.

(9) Electronic claims files [ ] are [X] are not in existence. If such files are in existence, Article III of this managing general agent's contract will contain provisions which govern the timely transmission of the data by the managing general agent to the insurer.

(10) This contract [ ] does [X] does not provide for a sharing of interim profits by the managing general agent. If this contract does provide for such sharing, then:

      (a) provisions for such sharing are described in Article III of this managing general agent's contract.

      (b) If the managing general agent has the authority to determine the amount of the interim profits by establishing loss reserves or controlling claim payments, or in any other manner, interim profits will not be paid to the managing general agent until one year after they are earned for property insurance business and five years after they are earned on casualty business and not until the profits have been verified pursuant to the Missouri Managing General Agents Act.

(11)  The managing general agent shall not:

      (a) bind reinsurance or retrocessions on behalf of the insurer. The managing general agent (however, [ ] may [X] may not) bind facultative reinsurance contracts pursuant to obligatory facultative agreements. If the managing general agent is permitted to bind facultative reinsurance contracts, this managing general agent's contract will contain in Article III reinsurance underwriting guidelines, including, for both reinsurance assumed and ceded, a list of reinsurers with which such automatic agreements are in effect, the coverages and amounts or percentages that may be reinsured and commission schedules;

--------------------------------------------------------------------------------

MO 375-0038 (8/91)

--------------------------------------------------------------------------------

      (b) Commit the insurer to participate in insurance or reinsurance syndicates;

      (c) Appoint any producer without assuring that the producer is lawfully licensed to transact the type of insurance for which he is appointed;

      (d) Without prior approval of the insurer, pay or commit the insurer to pay a claim over a specified amount, net of reinsurance, which shall not exceed one percent of the insurer's policyholder's surplus as of December 31 of the immediately preceding calendar year.

      (e) Collect any premium from a reinsurer or commit the insurer to any claim settlement with a reinsurer; without prior approval of the insurer. If prior approval is given, a report must be promptly forwarded to the insurer;

      (f)  Permit its subproducer to serve on its board of directors;

      (g)  Jointly employ an individual who is employed with the insurer; or

      (h)  Appoint a subordinate managing general agent.


                       Article III - Optional Provisions

  (1) The following are underwriting guidelines for the managing general agent (see Article II(6)):
--------------------------------------------------------------------------------
(A) THE MAXIMUM ANNUAL PREMIUM VOLUME
     $200,000,000 of gross written premiums per calendar year.
--------------------------------------------------------------------------------
(B) THE BASIS OF THE RATES TO BE CHARGED
     Rating Guidelines are set forth in the MGA's Rating Manual on file with the Insurer. The MGA shall promptly advise & provide the Insurer with any amendment or modification to such Rating Manual.
--------------------------------------------------------------------------------
(C) THE TYPES OF RISKS WHICH MAY BE WRITTEN
     Medical stop-loss business, also known as excess or stop-loss insurance.
--------------------------------------------------------------------------------
(D) MAXIMUM LIMITS OF LIABILITY
                            See Attached.
--------------------------------------------------------------------------------
(E) APPLICABLE EXCLUSIONS
     Excluded self-insured health benefit plans: (1) Multiple Employer Welfare Association (MEWAs); (2) Multiple Employers Trusts (METs); and (3) Associations
--------------------------------------------------------------------------------
(F) TERRITORIAL LIMITATIONS
     The United States of America, including the District of Columbia, but excluding U.S. territories and possessions.
--------------------------------------------------------------------------------
(G) POLICY CANCELLATION PROVISIONS
     All policies issued by the MGA on behalf of the Insurer shall adhere to the cancellation provisions contained in the policies, except for any amendatory cancellation endorsements which may be required by the insurance laws of the states where the policies are issued.
--------------------------------------------------------------------------------
(H) THE MAXIMUM POLICY PERIOD
                            12-month period.
--------------------------------------------------------------------------------
(I) OTHER UNDERWRITING GUIDELINES
                              None.
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

MO 375 0038 (8/91)

--------------------------------------------------------------------------------
  (2) The following provisions govern the settlement of claims by the managing general agent on behalf of the insurer (see Article II (8)(c):

  All claim files will be the joint property of the Insurer and the MGA.
  ---------------------------------------------------------------------------
  However, upon an order of liquidation of the Insurer such files shall become the sole property of the Insurer or its estate, but the MGA shall have reasonable access to and the right to copy the files on a timely basis.
  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------

  (3) The following provisions govern the timely transmission of data in electronic claims files by the managing general agent to the insurer (see Article II (9)):

  Where electronic claims files are in existence, any electronic transmission
  ---------------------------------------------------------------------------
  of claims data shall be submitted by the MGA to the Insurer on a timely basis no later than fifteen (15) days after the end of each calendar month.
  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------

  (4) The following provisions govern the sharing of interim profits by the managing general agent (see Article II (10)):

  If this Agreement is ever amended to provide for a sharing of interim profits
  ---------------------------------------------------------------------------
  by the MGA, and the MGA has the authority to determine the amount of the interim profits by establishing loss reserves or controlling claim payments,
  ---------------------------------------------------------------------------
  or in any other manner, interim profits will not be paid to the MGA until one
  (1) year after they are earned for property insurance business and five (5) years after they are earned on casualty business, and not until the profits
  ---------------------------------------------------------------------------
  have been verified.
  ---------------------------------------------------------------------------


  ---------------------------------------------------------------------------


--------------------------------------------------------------------------------

MO 375-0038 (8/91)

  (5) The following provisions govern reinsurance underwriting guidelines, for both reinsurance assumed and ceded, for the binding by the managing general agent of facultative reinsurance contracts (see Article II
      (11)(b)):

     The MGA shall not commit the Insurer to participate in insurance or
  ----------------------------------------------------------------------------
     reinsurance syndicates.

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  (a) list of reinsurers with which obligatory facultative reinsurance agreements are in effect:

          None.
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  (b) the coverages and amounts or percentages that may be reinsured:

          Not Applicable.
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

MO 375-0038 (8/91)

--------------------------------------------------------------------------------

(c)  commission schedules:

         Not Applicable.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(d) other provisions relating to underwriting guidelines for facultative reinsurance:

         Not Applicable.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Article IV - Other Provisions

(1) The provisions of this Article IV are in addition to and not in lieu of the provisions of Articles I, II, and III. The provisions of Articles I, II and III shall be construed wherever possible as not in conflict and not in place of this Article IV, but as minimum requirements in addition to this
     Article IV only in the event of irreconcilable conflict, the provisions of Articles I, II and III will prevail over the provisions of this Article IV.

           None.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
SIGNATURE                                   DATE
       Glenn A. Mateja                                June 21, 1995
--------------------------------------------------------------------------------
NAME                                        TITLE
        /s/ Glenn A. Mateja                         Group Vice President
--------------------------------------------------------------------------------
INSURER
        The Continental Insurance Company ("Insurer")
================================================================================
SIGNATURE                                   DATE
     /s/ John T. Grush                                June 21, 1995
--------------------------------------------------------------------------------
NAME                                        TITLE
       John T. Grush                        President & Chief Executive Officer
--------------------------------------------------------------------------------
MANAGING GENERAL AGENT
       USBenefits Insurance Services, Inc. ("MGA")
--------------------------------------------------------------------------------

MO 375-0038 (8/91)

                                  ATTACHMENT
                                  ----------

ITEM (D) - Maximum Limits of Liability
--------



     (1) Specific excess insurance: Reimbursement is limited to 100% of payments
         -------------------------
     made by the insured in excess of the specific attachment point specified in the policy, subject to a specific lifetime maximum of $2,000,000; and (2) Aggregate excess insurance: Reimbursement is limited to 100% of payments
     --------------------------
     made by the insurer in excess of the annual aggregate attachment point specified in the policy, subject to a maximum of $2,000,000 per agreement year.

                                ADDENDUM SEVEN
                                --------------


                                     to
                                     --


                          MANAGEMENT AGREEMENT NO. 1

                                    between

   USBENEFITS INSURANCE SERVICES, INC., a California corporation having its principal offices at 650 Town Center Drive, suite 1600 Costa Mesa, CA 92626

              (herein referred to as the "Underwriting Manager")

                                      and

         THE CONTINENTAL INSURANCE COMPANY, (one of the CNA Insurance

                    Companies) a New Hampshire corporation

   having its principal offices at 180 Maiden Lane, New York, New York 10038

                     (herein referred to as the "Company")


       THIS AGREEMENT is hereby amended as set forth below, such amendments to be effective as of May 10, 1995. The parties hereto ratify and confirm all of the other provisions of this Agreement executed by the parties effective as of January 1, 1994.

1.     Section 1 amended to read in full as follows:

Section 1 - SCOPE OF AGREEMENT


The Company appoints the Underwriting Manager as the exclusive Underwriting Manager of the Company with the authority to solicit, receive, negotiate, underwrite, accept and manage medical stop-loss insurance business (which business is defined in the Underwriting and Rating Guidelines, Methods and Procedures ["Underwriting Guidelines"] attached as Addendum One hereto, and is referred to herein as "Medical Stop-Loss Business"), subject to its compliance with all of the terms of this Agreement. The Underwriting Manager acknowledges and agrees that as of the date hereof other members of The CNA Insurance Companies group are involved in the writing of medical stop-loss business on a direct basis, and that activities such as those in existence on the date hereof shall not be deemed to be a violation by the Company of the terms and conditions of this Agreement.

This Agreement is composed of Sections 1 through 20 and Addenda One through Seven. The terms of the Sections and Addenda shall determine the rights and obligations of the parties.


The Underwriting Manager shall solicit, receive, negotiate, underwrite, accept and manage Medical Stop-Loss Business, subject to all the terms of this Agreement. The Underwriting Manager will not act as a producer or provide marketing or insurance management services for any other insurance company with respect to Medical Stop-Loss Business, unless it has first obtained the prior written approval of the Company. The Company agrees not to appoint any other party to solicit, receive, underwrite, accept or manage Medical Stop-Loss Business on its behalf without the prior written approval of the Underwriting Manager. A willful violation of this provision by one party is grounds for immediate termination of the Agreement by the other party.

2.  Section 2 is amended to read in full as follows:

Section - PARTIES TO THE AGREEMENT


This Agreement is solely between the Company and the Underwriting Manager. No third party shall have any rights or benefits under this Agreement, unless otherwise provide herein. Except as permitted by this Agreement and with respect to the activities of the CNA Insurance Companies as noted in Section 1 above, the Company and the Underwriting Manager agree that neither party shall, without prior notice to the other party, take any action to assist or facilitate in the solicitation, negotiation, underwriting, acceptance or management of Medical Stop-Loss Business during the term hereof by an affiliate, parent or controlling person (as such terms are defined in the Securities Exchange Act of 1934) of such party. A willful violation of this provision by one party is grounds for immediate termination of the Agreement by the other party. The Underwriting Manager shall not delegate any authority granted by this Agreement to any other duly licensed party without the prior written approval of the Company subject to a contract in a form acceptable to the Company. The Underwriting Manager shall be responsible for all acts or omissions of any delegee and shall remain responsible for performance of its duties under this Agreement. It shall supervise all activities performed by any delegee on behalf of the Underwriting Manager.

3.   Section 3.4 is deleted in its entirety.

4.   Paragraph (i) of Section 3.9 is amended to read in its entirety as follows:

      i. Insert any advertisements representing the Company in any publications, or issue any circular or paper referring to the Company, its logo, or any program written thereunder unless such advertisement, circular or paper is first reviewed and approved in writing by the Company. If the Company shall be subject to any loss or expense arising out of such unauthorized action or statement, the Underwriting Manager shall indemnify the Company for all costs and damages arising therefrom.


5.    Section 10.7 is amended in its entirety as follows:

10.7

      (a) The Company agrees that during the term of this Agreement, and for a period of time following the termination of this Agreement, it will not, directly or indirectly, for itself or for others, call upon, solicit, take away, quote or offer coverage to any customer of the Underwriting Manager. The period of time during which this paragraph applies shall be:


      (i)    Termination as of December 31, 1995 - Twenty Four (24) months;

      (ii)   Termination as of December 31, 1996 - Eighteen (18) months; or

      (iii)  Termination as of December 31, 1997, or later - Twelve (12) months.


      (b) Furthermore, the Company agrees that, during the term of this Agreement and for the period of time specified in paragraph 10.7 (a) above, it will not use any confidential information, trade secrets, or property of the Underwriting Manager acquired by the Company through its relationship with the Underwriting Manager to compete with the Underwriting Manager. If following termination of this Agreement the Underwriting Manager determines to discontinue its operations in the Medical Stop-Loss Business, it will promptly notify the Company of such decision and thereafter, the provisions of this Section 10.7 and of
      Section 10.4 hereof shall be null and void and of no further effect.

        IN WITNESS WHEREOF, the parties hereto by their repective duly authorized officers have caused this Addendum Seven to be executed in duplicate this 9th day of August, 1995.


                                           The Continental Insurance Company


                                           By:   /s/ Glenn A. Mateja
                                                --------------------------
                                                Glenn A. Mateja, Group Vice
                                                President

                                           Witnessed:

                                            /s/ Michael A. McCarney
                                           -------------------------------
                                                Michael A. McCarney,
                                                Assistant Secretary


                                           USBenefits Insurance Services, Inc.


                                           By:   /s/ John T. Grush
                                                --------------------------
                                                John T. Grush, President and
                                                Chief Executive Officer



                                           Witnessed:


                                            /s/ Jose A. Velasco
                                           -------------------------------
                                           Jose A. Velasco, Senior Vice
                                           President, Secretary and General
                                           Counsel